Lease	12 Months Ended
Dec. 31, 2024
Lease [Abstract]
Lease

Note 9. Lease

The Company leases factories and stores under non-cancellable operating leases, with terms ranging from two to ten years. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of right-of-use assets and lease liabilities. Lease expense for lease payment is recognized on a straight-line basis over the lease term. Leases with initial term of 12 months or less are not recorded on the balance sheet.

As of December 31, 2024 and 2023, the remaining lease term was an average of 4.50 years and 6.19 years, respectively. The Company’s lease agreements do not provide a readily determinable implicit rate nor is it available to the Company from its lessors. Instead, the Company estimates its incremental borrowing rate based on the weighted average borrowing rate for bank loans, in order to discount lease payments to present value. The weighted average discount rate of the Company’s operating leases was 5.59% per annum as of December 31, 2024 and 2023, respectively.

Supplemental balance sheet information related to operating leases from the Company’s operations was as follows:

	As of December 31, 2024	As of December 31, 2023
Right-of-use assets	$300,664	$215,392
Lease liabilities, current	87,648	41,985
Lease liabilities, non-current	278,282	212,615
Total lease liabilities	$365,930	$254,600

The following table presents maturity of lease liabilities as of December 31, 2024:

Twelve months ending December 31,	As of December 31, 2024
2025	$102,827
2026	106,534
2027	77,731
2028	49,337
2029	54,270
Thereafter	14,924
Total future minimum lease payments	405,623
Less: imputed interest	(39,693)
Total	$365,930

Amortization expenses were $91,368, $134,971 and $649,362 for the years ended December 31, 2024,2023 and 2022, respectively.